Exhibit 10.7

SECOND AMENDMENT TO CONTRACT OF SALE

This SECOND AMENDMENT TO CONTRACT OF SALE (this “Amendment”) dated as of July 30, 2008 by and between 100/200 CAMPUS DRIVE, L.L.C., a Delaware limited liability company, having an address at 245 Park Avenue, New York, New York 10167 (“Seller”) and KBS CAPITAL ADVISORS LLC, a Delaware limited liability company, having an address at 590 Madison Avenue, 26th Floor, New York, New York 10022 (“Purchaser”).

WITNESSETH:

WHEREAS, Seller and Purchaser entered into that certain Contract of Sale, dated as of July 17, 2008, and amended by that certain Amendment to Contract of Sale, dated as of July 25, 2008 (as amended, the “Contract”).

WHEREAS, Seller and Purchaser desire to amend the terms of the Contract as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Seller and Purchaser hereby covenant and agree as follows:

1. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

2. The deadline for the execution of the Park Avenue Agreement and the termination of the Contract in accordance with Section 4.6 of the Contract shall be extended to July 31, 2008.

3. Except insofar as reference to the contrary is made in any such instrument, all references to the “Contract of Sale” in any future correspondence or notice shall be deemed to refer to the Contract as modified by this Amendment.

4. Except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions of the Contract are hereby ratified and confirmed.

5. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.

6. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to principles of conflicts of laws.

7. Delivery of this Amendment by facsimile by any party shall represent a valid and binding execution and delivery of this Amendment by such party.

IN WITNESS WHEREOF, the Seller and Purchaser have executed and delivered this Amendment as of the date first above written.

SELLER:

100/200 CAMPUS DRIVE, L.L.C.

By:	Campus Drive Realty Holding Co., Inc.

	By:	/s/ Cavarly E. Garrett
	Name:	Cavarly E. Garrett
	Title:	Vice President

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PURCHASER:

KBS CAPITAL ADVISORS LLC,
a Delaware limited liability company

By:	/s/ Charles J. Schreiber, Jr.
Name:	Charles J. Schreiber, Jr.
Title:	Chief Executive Officer